                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 22, 2004
                                                         ----------------


                          BERKSHIRE HILLS BANCORP, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                      1-15781                   04-3510455
      --------                      ---------                 ----------
(State or other jurisdiction of     (Commission              (IRS Employer
   incorporation)                    File Number)            Identification No.)

      24 North Street, Pittsfield, Massachusetts             01201
      ------------------------------------------             -----
      (Address of principal executive offices)               (Zip Code)

      Registrant's telephone number, including area code: (413) 443-5601
                                                          --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01   REGULATION FD DISCLOSURE.
            ------------------------

      On October 22, 2004, Berkshire Hills Bancorp, Inc. (the "Company"), the holding company for Berkshire Bank (the "Bank"), announced the completion of the Bank's purchase of the Oriskany Falls, New York branch of The National Bank of Vernon. The branch acquisition included approximately $8 million in deposits, real property related to the branch and certain other related assets. A copy of the Company's press release dated October 22, 2004 is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

      (a)   Financial Statements of Businesses Acquired: Not applicable

      (b)   Pro Forma Financial Information: Not applicable

      (c)   Exhibits

            Number            Description
            ------            -----------

            99.1              Press Release Dated October 22, 2004

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BERKSHIRE HILLS BANCORP, INC.


Dated: October 22, 2004                   By: /s/ Wayne F. Patenaude
                                              ----------------------------------
                                              Wayne F. Patenaude
                                              Senior Vice President and
                                                 Chief Financial Officer